                       CAPITAL APPRECIATION RIGHT AGREEMENT

      THIS CAPITAL APPRECIATION RIGHT AGREEMENT (the "Agreement") is entered into this 18th day of November, 1993, between the holders set forth on Annex A hereto (the "Holders"), and Universal Outdoor II Holding Company, a Delaware corporation (the "Company").

      WHEREAS, immediately prior to the execution of this Agreement, the company is entering into a Contribution Agreement (the "Contribution Agreement") pursuant to which the Company's affiliate, Universal Outdoor, Inc., an Illinois corporation ("UOI"), will become a wholly-owned subsidiary of the Company;

      WHEREAS, immediately after the consummation of the transactions contemplated by the Contribution Agreement and prior to the execution of this Agreement, UOI and Universal Outdoor II, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("UO-II"), are entering into a Plan and Agreement of Merger whereby UO-II will be merged with and into UOI (the "Merger");

      WHEREAS, the Company and UOI are concurrently with the execution of this Agreement consummating a refinancing plan (the "Refinancing Plan") intended to enhance financial and operating flexibility;

      WHEREAS, in connection with the Refinancing Plan, UOI intends to prepay certain indebtedness owned to the Holders, which prepayment shall provide a substantial benefit to UOI and the Company;

      WHEREAS, on account of the prepayment penalty not being paid in full, the Company and the Holders have agreed on the terms of the limited capital appreciation right described herein;

      NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the parties hereto agree as follows:

      1. DEFINITIONS. As used in this Agreement, the following terms have the respective meanings set forth below:

      "Common Equity" shall mean any and all issued and outstanding shares of common stock of the Company.

      "Company" shall mean Universal Outdoor II Holding Company, a Delaware corporation.

      "Consideration" shall mean cash or marketable securities.

      "Expiration Date" shall mean June 30, 1998 except that, with respect to subparagraph (iv) of the definition of

"Triggering Event," the "Expiration Date" shall mean June 30, 1996.

      "Holders" shall mean the holders of the limited capital appreciation right set forth on Annex A attached hereto.

      "Merger" shall have the meaning set forth in the recitals hereto.

      "Refinancing Plan" shall have the meaning set forth in the recitals hereto.

      "Triggering Event" shall mean the occurrence of any one of the following: (i) a plan of complete liquidation or dissolution of the Company or UOI, (ii) the sale of all or substantially all of the Common Equity or assets of the Company or substantially all of the common shares or assets of UOI, (iii) the merger or consolidation of the Company or UOI, unless, immediately after such merger or consolidation, more than 40% of the then outstanding shares of common stock of the purchasing corporation or surviving corporation, as the case may be, are beneficially owned by all or substantially all of the individuals and entities who were the beneficial owners of the Common Equity immediately prior to such merger or consolidation, or (iv) an initial public offering of common stock of the Company or common shares of UOI, unless substantially all proceeds of such offering are used to redeem the Company's Series A Senior Preferred Stock.

      "UOI" shall mean Universal Outdoor, Inc., an Illinois corporation.

      "UO-II" shall mean Universal Outdoor II, Inc., a Delaware corporation, to be merged with and into UOI.

      "Valuation Amount" shall have the meaning set forth in Section 2 hereof.

      2. VALUATION. Upon the occurrence of a Triggering Event prior to the Expiration Date, there shall be a valuation of the Common Equity. The Common Equity shall be valued as follows:

      The Board of Directors of the Company shall make a determination in good faith of the fair value of the Common Equity, which good faith determination shall be delivered to the Holders. Within 30 days after receiving this determination by the Board of Directors, the Holders shall have an opportunity to meet with the Board of Directors to discuss in a reasonable manner any objections to the determination by the Board of Directors. In the event that the Holders continue to object to the determination by the Board of Directors at the expiration of this 30-day period, such dispute shall be resolved by an investment banking or appraisal firm of recognized national standing selected by the Company and reasonably acceptable to the

Holders and whose decision shall be binding on the Holders and the Company. In the event that the fair value of the Common Equity, as determined by such investment banking or appraisal firm, exceeds the fair value of the Common Equity, as determined by the Board of Directors, then the Company shall bear the entire amount of the costs and expenses of such firm's services for such determination; otherwise, the Holders shall bear the entire amount of such costs and expenses. For purposes of this Agreement, the "Valuation Amount" shall mean the determination of the fair value of the Common Equity by the Board of Directors or, in the event of a dispute, the determination by an investment banking or appraisal firm as set forth above. For the purposes hereof, in the event of an initial public offering of common stock or common shares as set forth in subparagraph (iv) of the definition of "Triggering Event," the determination of the Valuation Amount shall take into account the initial public offering price of such common stock or common shares.

      3.  APPRECIATION RIGHTS.

      3.1 PARTICIPATION BY HOLDERS. The Holders shall be entitled to receive Consideration as a result of a Triggering Event, computed in accordance with the following schedule:

         Valuation of the                          Amount Payable
          Common Equity                               to Holders
- -----------------------------------       --------------------------------
     Greater than:   But less than:
     ------------    --------------

(a)  $0              $10,000,000          None

(b)  $10,000,000     $13,333,000          26% of Valuation Amount in excess
                                          of $10,000,000

(c)  $13,333,000     $16,666,000          $867,000, plus 38% of Valuation
                                          Amount in excess of $13,333,000

(d)  $16,660,000        -                 $2,113,000, plus 50% of Valuation
                                          Amount in excess of $17,500,000 up
                                          to an aggregate maximum of
                                          $3,800,000


      The maximum aggregate amount payable to the Holders hereunder shall be $3,800,000.

      3.2 PAYMENT. (a) Subject to Section 3.2(c) below, the payment of the Consideration due under this Section 3 to the Holders shall occur on the closing date (the "Closing Date") of the transaction that caused the Triggering Event or within one year thereafter. The Company shall use its best efforts to pay the Holders as soon as commercially practicable after the Closing Date.

      (b) The parties hereto agree that the Company shall allocate any payment due to the Holders hereunder in accordance with the percentages set forth on Annex B hereto.

      (c) The Holders acknowledge and agree that their rights hereunder to the Consideration are subject to the rights of the holders of the Company's Series A Senior Preferred Stock. There shall be no payment hereunder while the Series A Senior Preferred Stock is outstanding. Subject to the preceding sentence, the Company shall pay the Consideration due hereunder on or before the earlier of (i) the redemption of the Company's Series A Senior Preferred stock or (ii) December 31, 2004.

      4.  MISCELLANEOUS.

      4.1 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party shall be in writing and mailed by overnight courier or certified United States mail, postage prepaid.

      4.2 CHOICE OF LAW. This Agreement shall be construed, interpreted, enforced and the rights of the parties determined in accordance with the laws of the State of Illinois.

      4.3 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement constitutes the entire agreement among the parties pertaining to the subject understandings, negotiations and discussions of the parties. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter contained herein or therein. This Agreement may be modified or amended or the provisions hereof waived only with the written consent of all of the parties hereto.

      4.4 SEVERABILITY. If any of the provisions contained in this Agreement shall be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision of this Agreement.

      4.5 EXECUTION BY COUNTERPARTS. This Agreement may be executed by counterparts.

      4.6 EFFECTIVE DATE. The effective date of this Agreement shall be the date on which the Holders receive the prepayment from UOI as set forth in the recitals hereto.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                    CONNECTICUT GENERAL LIFE INSURANCE
                                       COMPANY

                                    By:  CIGNA Investments, Inc.


                                    By:  /s/ MARY S. LAW
                                       -------------------------------
                                         Name: Mary S. Law
                                         Title: Vice President



                                    CIGNA PROPERTY AND CASUALTY
                                       INSURANCE COMPANY

                                    By:  CIGNA Investments, Inc.


                                    By:  /s/ MARY S. LAW
                                       -------------------------------
                                         Name: Mary S. Law
                                         Title: Vice President



                                    LIFE INSURANCE COMPANY OF NORTH
                                       AMERICA

                                    By:  CIGNA Investments, Inc.


                                    By:  /s/ MARY S. LAW
                                       -------------------------------
                                         Name: Mary S. Law
                                         Title: Vice President


                                    AETNA LIFE INSURANCE COMPANY


                                    By:_______________________________
                                         Name:
                                         Title:



                                    UNIVERSAL OUTDOOR II HOLDING
                                       COMPANY

                                    By:_______________________________
                                        Daniel L. Simon
                                        President

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                    CONNECTICUT GENERAL LIFE INSURANCE
                                       COMPANY

                                    By:  CIGNA Investments, Inc.


                                    By:_______________________________
                                         Name:
                                         Title:



                                    CIGNA PROPERTY AND CASUALTY
                                       INSURANCE COMPANY

                                    By:  CIGNA Investments, Inc.


                                    By:_______________________________
                                         Name:
                                         Title:



                                    LIFE INSURANCE COMPANY OF NORTH
                                       AMERICA

                                    By:  CIGNA Investments, Inc.


                                    By:_______________________________
                                         Name:
                                         Title:


                                    AETNA LIFE INSURANCE COMPANY


                                    By: /s/
                                       -------------------------------
                                         Name:
                                         Title: Investment Officer



                                    UNIVERSAL OUTDOOR II HOLDING
                                       COMPANY

                                    By: /s/ DANIEL L. SIMON
                                       -------------------------------
                                        Daniel L. Simon
                                        President

                ANNEX A TO CAPITAL APPRECIATION RIGHT AGREEMENT


                  Connecticut General Life Insurance Company

                Cigna Property and Casualty Insurance Company

                   Life Insurance Company of North America

                        Aetna Life Insurance Company

                ANNEX B TO CAPITAL APPRECIATION RIGHT AGREEMENT


                                                                PERCENTAGE
                                                                OF CAPITAL
                      HOLDER                                 APPRECIATION RIGHT
                      ------                                 ------------------

Connecticut General Life Insurance Company                           48.93%

CIGNA Property and Casualty Insurance Company                         3.70%

Life Insurance Company of North America                              19.27%

Aetna Life Insurance Company                                         28.10%